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                                                                    EXHIBIT 23.1



                     CONSENT OF INDEPENDENT PUBLIC AUDITORS



We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Andrew Corporation Management Incentive Plan of our report dated October 22, 1999, with respect to the consolidated financial statements of Andrew Corporation incorporated by reference in its Annual Report (Form 10-K) for the year ended September 30, 1999, filed with the Securities and Exchange Commission.

/s/  Ernst & Young, LLP

Chicago, Illinois
December 19, 2000